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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Boyd Bros. Transportation Inc. 401(K) Profit Sharing Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof, I, Tonya A. Weaver, Vice-President of Finance of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

     (4) The information contained in the Form 11-K Report fairly presents, in all material respects, the net assets available for the plan benefits and changes in net assets available for benefits of the plan.



/s/ Tonya A. Weaver
------------------------------------

Tonya A. Weaver
Vice-President of Finance
June 27, 2003



A signed original of this written statement required by section 906 has been provided to the Company and furnished to the Securities and Exchange Commission or its staff upon request.